SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 31, 2012 (August 29, 2012)

VIRTUALSCOPICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 29, 2012, VirtualScopics, Inc., ("VirtualScopics") received notice from The NASDAQ Stock Market LLC ("Nasdaq") that the minimum bid price of its common stock had fallen below $1.00 for the last 30 consecutive business days and that its common stock is, therefore, subject to delisting from the Nasdaq Capital Market. Nasdaq Marketplace Rule 5550(a)(2) requires a $1.00 minimum bid price for continued listing of an issuer's common stock.

In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), VirtualScopics has until February 25, 2013 (180 calendar days from August 29, 2012), to regain compliance. No assurance can be given that VirtualScopics will regain compliance during that period.

VirtualScopics can regain compliance with the minimum bid price rule if the bid price of its common stock closes at $1.00 or higher for a minimum of 10 consecutive business days during the 180-day period, although Nasdaq may, in its discretion, require VirtualScopics to maintain a bid price of at least $1.00 per share for a period in excess of ten consecutive business days before determining that it has demonstrated the ability to maintain long-term compliance.

Additionally, if compliance with this Rule cannot be demonstrated by February 25, 2013, Nasdaq will determine whether VirtualScopics meets the Nasdaq Capital Market initial listing criteria, except for the bid price requirement. If VirtualScopics meets the initial listing criteria, Nasdaq will notify VirtualScopics that it has been granted an additional 180 calendar day compliance period.

If Nasdaq determines that VirtualScopics is not eligible for an additional compliance period, Nasdaq will notify VirtualScopics that its common stock will be delisted. At that time, VirtualScopics may appeal this determination to delist its securities to a Listing Qualification Panel.

The full text of VirtualScopics’ press release concerning its receipt of a notice of deficiency from Nasdaq is furnished with this report as Exhibit 99.1 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Press Release issued by VirtualScopics, Inc. on August 31, 2012, entitled “VirtualScopics Announces Receipt of Notice from Nasdaq”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: August 31, 2012	By:	/s/ Molly Henderson
	Name:	Molly Henderson
	Title:	Chief Business & Financial Officer, Sr. Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 31, 2012.